Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.95%
Apparel, Accessories & Luxury Goods–0.72%
Canada Goose Holdings, Inc. (Canada)(b)	99,209	$2,976,270
Application Software–13.83%
Alteryx, Inc., Class A(b)	63,695	8,883,542
Anaplan, Inc.(b)	87,033	5,012,231
Nice Ltd., ADR (Israel)(b)	71,840	12,378,032
salesforce.com, inc.(b)	112,912	20,584,987
Splunk, Inc.(b)	67,389	10,462,816
		57,321,608
Biotechnology–3.92%
BeiGene Ltd., ADR (China)(b)	47,486	7,234,967
Genmab A/S (Denmark)(b)	36,163	8,361,636
Twist Bioscience Corp.(b)	27,078	672,617
		16,269,220
Data Processing & Outsourced Services–8.73%
Mastercard, Inc., Class A	56,424	17,826,598
PayPal Holdings, Inc.(b)	161,258	18,365,674
		36,192,272
Diversified Banks–2.42%
Wells Fargo & Co.	213,971	10,043,799
Health Care Equipment–0.79%
ABIOMED, Inc.(b)	17,537	3,266,968
Health Care Supplies–1.37%
Coloplast A/S, Class B (Denmark)	45,152	5,692,717
Integrated Telecommunication Services–2.18%
Cellnex Telecom S.A. (Spain)(b)(c)	181,283	9,013,908
Interactive Home Entertainment–2.19%
Nintendo Co. Ltd. (Japan)	24,500	9,074,447
Interactive Media & Services–15.18%
Alphabet, Inc., Class A(b)	13,084	18,746,494
Facebook, Inc., Class A(b)	140,128	28,293,244
Tencent Holdings Ltd. (China)	248,900	11,818,539
Yandex N.V., Class A (Russia)(b)	90,874	4,072,064
		62,930,341
Internet & Direct Marketing Retail–8.92%
Alibaba Group Holding Ltd., ADR (China)(b)	86,512	17,872,514
Shares		Value
Internet & Direct Marketing Retail–(continued)
Amazon.com, Inc.(b)	9,512	$19,106,945
		36,979,459
Internet Services & Infrastructure–4.55%
Okta, Inc.(b)	38,187	4,889,845
Twilio, Inc., Class A(b)	112,508	13,989,245
		18,879,090
Life Sciences Tools & Services–9.53%
Biotage AB (Sweden)	182,070	2,267,826
Illumina, Inc.(b)	14,131	4,098,979
Lonza Group AG (Switzerland)(b)	22,908	9,419,115
Tecan Group AG (Switzerland)	18,287	5,177,520
Thermo Fisher Scientific, Inc.	46,809	14,660,111
Wuxi Biologics Cayman, Inc. (China)(b)(c)	306,000	3,872,188
		39,495,739
Pharmaceuticals–10.42%
Bayer AG (Germany)	112,850	9,112,483
Bristol-Myers Squibb Co.	224,816	14,152,167
Elanco Animal Health, Inc.(b)	249,579	7,711,991
Novo Nordisk A/S, Class B (Denmark)	199,974	12,207,517
		43,184,158
Research & Consulting Services–3.41%
IHS Markit Ltd.	179,480	14,153,793
Semiconductors–1.90%
QUALCOMM, Inc.	92,439	7,885,971
Specialty Chemicals–1.96%
Chr. Hansen Holding A/S (Denmark)	109,186	8,141,386
Systems Software–6.77%
Crowdstrike Holdings, Inc., Class A(b)	106,815	6,525,328
ServiceNow, Inc.(b)	63,737	21,557,766
		28,083,094
Trucking–1.16%
Uber Technologies, Inc.(b)	132,022	4,791,078
TOTAL INVESTMENTS IN SECURITIES–99.95% (Cost $268,554,597)		414,375,318
OTHER ASSETS LESS LIABILITIES—0.05%		224,615
NET ASSETS–100.00%		$414,599,933

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2020 was $12,886,096, which represented 3.11% of the Fund’s Net Assets.
See accompanying notes which are an integral part of this schedule.
Invesco Oppenheimer Global Focus Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$319,543,418	$94,831,900	$—	$414,375,318
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Oppenheimer Global Focus Fund